SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  June 17, 2004
                ------------------------------------------------
                                 Date of Report


                         AMERICAN LEISURE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Nevada                   333-48312                  75-2877111
------------------------    ---------------------   ----------------------------
(State of Incorporation)    (Commission File No.)   (IRS Tax Identification No.)


Park 80 Plaza East, Saddle Brook, NJ                         07663
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (210) 843-0820
                          ----------------------------
                          (Registrant's Telephone No.)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

New Credit Facilities

         On June 17, 2004, American Leisure Holdings, Inc. (the "Company") entered into two new credit facilities with Stanford Venture Capital Holdings, Inc. ("Stanford"). The terms of these facilities and certain related transactions are described below.

A.       $1,000,000 Credit Facility.

         The Company and Stanford have entered into a Credit Agreement dated as of June 17, 2004, pursuant to which the Company has borrowed $1,000,000 from Stanford.

         The proceeds of the loan will be used by the Company to fund operating and related costs of the Company's customer service and marketing center located in Antigua. This facility is owned by Caribbean Leisure Marketing Ltd. ("CLM"). CLM is 100% owned by Castlechart Limited, which in turn is 100% owned by the Company.

         The loan bears interest at 8% per annum, payable quarterly in arrears. All principal is due in one lump sum on April 27, 2007.

         The loan is secured by a lien on all shares of CLM and all of the shares of Castlechart Limited. Both liens are subordinated to existing liens previously granted to Stanford for an earlier loan.

         Under the credit agreement, the loan is non-recourse to the Company except in certain limited circumstances.

         The loan is convertible by Stanford at any time into shares of the common stock of the Company, at a conversion price of $10.00 per share.

B.       $3,000,000 Credit Facility.

         The Company and Stanford have entered into a Credit Agreement dated as of June 17, 2004, pursuant to which the Company may borrow up to $3,000,000 from Stanford. To date, the Company has received $2,514,000, and expects to receive the remaining $486,000 in August 2004.

         The proceeds of the loan will be used by the Company to support the Company's proposed acquisition of Around The World Travel, Inc. and to pay expenses of the Company's travel division. Certain of the company's travel division subsidiaries are co-borrowers.

         The loan bears interest at 8% per annum, payable quarterly in arrears. The principal balance is due in one lump sum on April 27, 2007.

         The loan is secured by the following:


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                  (i) A lien on the  stock  owned by the  Company  in all of the co-borrowers except the Corporation;

                  (ii) a collateral assignment of the Company's rights under a certain Option Agreement dated as of May 17, 2004, under which the Company has the right to acquire all of the membership interests in Around The World Holdings, LLC. This company owns a majority of the outstanding common stock of AWT.

                  (iii) a collateral assignment of certain notes payable made by AWT which are held by the Company. These notes evidence loans in the outstanding principal amount of $19,200,000, and are secured by a first priority lien on substantially all of the assets of AWT.

                  (iv) all of the other assets, property and rights of the Company's active travel division subsidiaries other than CLM and Castlechart.

         The loan is convertible at the option of Stanford at any time into shares of the Company's common stock, at a conversion price of $10.00 per share.

C. Amendment of the Designation of the Series C Preferred Stock Terms

         In connection with the new credit facilities, the Company, with the consent of the holders of more than 75% of the issued and outstanding Series C Preferred Stock, amended the terms of the Company's Series C Preferred Stock to eliminate any obligation of the Company to redeem the Series C Preferred Stock. Stanford holds approximately 82% of the Series C shares.

D.       Modification of Certain Existing Warrants

         In connection with the new credit facilities, the Company agreed to modify the terms of certain warrants previously issued to Stanford and certain individuals affiliated with Stanford. These warrants, which were issued in December 2003, entitled the holders to purchase 1,350,000 shares of the Company's common stock at an exercise price of $2.96 per share. Under the terms of the amendment, the Company agreed to reduce the exercise price of warrants to $.001 per share. No other terms of these existing warrants were changed.

E.       Issuance of New Warrants

         As additional consideration for the new credit facilities, the Company issued warrants to purchase common stock of the Company to Stanford and certain of its affiliates. These warrants allow the holders to purchase 500,000 shares at an exercise price of $5.00 per share. These warrants have a five year term.

F.       Grant of Registration Rights


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         In conjunction with the new credit facilities, the Company and Stanford entered into a Registration Rights Agreement pursuant to which the Company agreed to register the shares issuable to Stanford and its affiliates upon the conversion of the loans under the new credit facilities. The Company has agreed to file a registration statement for this purpose with the Securities and Exchange Commission on or before August 15, 2004. The Company is currently seeking to modify this agreement to extend the date for filing the registration statement until November 2004.

G.       Management Agreement with AWT.

         The Company has made an agreement with AWT, d/b/a TraveLeaders to manage the growth and expansion of its travel division. AWT will have access to the services of the Company's travel subsidiaries' staff and resources. Its duties include recommendations for structural change within the division, candidates for acquisition by the Company for the travel division and the integration of the existing subsidiaries into a cohesive and cutting edge services and distribution enterprise.

H.       Press Release.

         On August 3, 2003, the Company issued a press release relating to the new credit facilities. A copy of the press release is attached as an Exhibit 99.1.


I. Letter to Shareholders and Creditors of AWT.

         On August 3, 2003, the Company issued a letter to the shareholders and creditors of AWT regarding the Company's plans for AWT. A copy of this letter is attached as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements: none
                  (c) Exhibits:

Exhibit No.       Description
-----------       -----------

3.1 Amended and Restated Certificate of Designation of Series and Determination of Rights and Preferences of Series C Preferred Stock

10.1 Credit Agreement dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc. and related $1,000,000 Note

10.2 Credit Agreement dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc. and related $3,000,000 Note


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10.3              Instrument  of  Re-Pricing  dated as of June  17,  2004 by and between the Company and Stanford Venture Capital Holding Inc.

10.4 Warrant Purchase Agreement dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc.

10.5 Registration Rights Agreement dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc.


99.1              Press Release dated August 3, 2004

99.2              Letter   dated   August  3,  2004  from  the  Company  to  the
                  Shareholders and Creditors of AWT


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 3, 2004

AMERICAN LEISURE HOLDINGS, INC.


l/s L. William Chiles
----------------------
L. William Chiles
Chairman of the Board


l/s Malcolm J. Wright
----------------------
Malcolm J. Wright
Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                              EXHIBIT
--------------                              -------

     3.1 Amended and Restated Certificate of Designation of Series and Determination of Rights and Preferences of Series C Preferred Stock

     10.1 Credit Agreement dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc. and related $1,000,000 Note

     10.2 Credit Agreement dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc. and related $3,000,000 Note

     10.3 Instrument of Re-Pricing dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc.

     10.4 Warrant Purchase Agreement dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc.

     10.5 Registration Rights Agreement dated as of June 17, 2004 by and between the Company and Stanford Venture Capital Holding Inc.

     99.1         Press Release dated August 3, 2004

     99.2         Letter   dated   August  3,  2004  from  the  Company  to  the
                  Shareholders and Creditors of AWT


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